U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 21, 2006
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

Delaware                             0-16214               14-0462060
(State or other jurisdiction         (Commission           (IRS employer
of incorporation)                    file number)          identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200

 (Address and telephone number of the registrant's principal executive offices)


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Item 301. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On December 21, 2006, Albany International Corp. ("Albany") sent written notice to NYSE Arca, Inc. ("NYSE Arca") of its intention to voluntarily withdraw the listing of its common stock from NYSE Arca. Albany's Class A Common Stock will continue to be listed on the New York Stock Exchange. On or about January 2, 2007, Albany will file a Form 25 to notify the Securities and Exchange Commission and NYSE Arca of its intention to voluntarily withdraw the listing of its Class A Common Stock from NYSE Arca. By operation of law, the delisting application will be effective 10 days after such filing, unless withdrawn by Albany in advance of such date. The news release announcing our intent to voluntarily withdraw the listing from NYSE Arca is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 News release issued on December 21, 2006.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALBANY INTERNATIONAL CORP.

                                                 By: /s/ Christopher J. Connally
                                                     ---------------------------
                                                 Name: Christopher J. Connally
                                                 Title: Corporate Treasurer

Date: December 21, 2006


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                                Index to Exhibits

Exhibit No.             Description
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99.1                    News release dated December 21, 2006